STOCK PURCHASE AGREEMENT

         STOCK PURCHASE AGREEMENT dated as of January 2, 1997, between ALLIED LIFE FINANCIAL CORPORATION, an Iowa corporation (the "Company"), and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, solely in its capacity as trustee under the Plan defined below and not individually (the "Trustee").

                                   WITNESSETH;

         WHEREAS, the Company has established and maintains The ALLIED Life Financial Corporation Employee Stock Ownership Plan (the "Plan"), for the benefit of all employees eligible to participate therein;

         WHEREAS, the Plan qualifies as an "employee stock ownership plan" within the meaning of Section 4975(e)(7) of the Internal Revenue Code of 1986, as amended (the "Code");

         WHEREAS, the Company has established and maintains The ALLIED Life Financial Corporation Employee Stock Ownership Trust (the "Trust") and the Company has appointed the Trustee to act as the trustee thereof pursuant to a trust agreement between the Company and the Trustee dated June 20, 1994 (the "Trust Agreement");

         WHEREAS, the Trust Agreement provides that the assets of the trust created thereunder shall be invested in, among other things, shares of common stock of the Company ("Common Stock") or convertible preferred stock of the Company;

         WHEREAS, the Company has designated 300,000 shares as a series of convertible preferred stock, with no par value, called the Series A ESOP Convertible Preferred Stock, of which 103,574 shares were previously issued and of which it has offered 19,143 shares for sale to the Trustee (the "Series A Preferred Stock");

         WHEREAS, as directed by the ESOP Committee (the "Committee") under the terms of the Trust Agreement, the Trustee is authorized to purchase shares of Series A Preferred Stock and the Company wishes to issue and sell such shares of Series A Preferred Stock to the Trustee, and no commission will be paid by the Trustee in connection with the purchase of such shares of Series A Preferred Stock; and

         WHEREAS, the Trustee is required under the Trust Agreement to independently determine (i.e., without direction from the Company) the purchase price that shall be paid for any stock of the Company, and the Trustee has received an opinion of Houlihan Lokey Howard & Zukin (the "Valuation Opinion") that the purchase of the shares of Series A Preferred Stock pursuant to the terms to this Agreement is fair and equitable to the participants in the Plan and the price to be paid for the Series A Preferred Stock is not in excess of adequate consideration.

         NOW THEREFORE, in consideration of these premises and the mutual promises contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. The Trustee hereby agrees to purchase (the "Purchase") with the funds directed by the Committee, and the Company hereby agrees to issue and sell for cash to the Trust 19,143 shares of Series A Preferred Stock (the "Series A Preferred Stock") for an aggregate purchase price (the "Purchase Price") of $335,000.00 (or $17.50 per share). The Company will pay all stamp and other transfer taxes, if any, which may be payable in respect of the issuance, sale and delivery of the Series A Preferred Stock and shall be entitled to any refund thereof.

     2. The Purchase shall be consummated at or about 8:00 A.M. Central Standard Time on January 2, 1997 (such date of delivery being hereinafter called the "Delivery Date") at the offices of the Company, Des Moines, Iowa or as otherwise agreed by the parties hereto. On the Delivery Date, the Trustee shall deliver to the Company the Purchase Price in immediately available funds together with an opinion of Goodwin, Procter & Hoar, LLP, counsel to the Trustee, in the form attached as Annex A hereto and a copy of the Valuation Opinion, and the Company will deliver to the Trustee a certificate or certificates representing the Series A Preferred Stock which shall be registered in the name of the Trustee, as trustee under the Plan, or in the name of its nominee, together with an opinion of Katherine E. Schmidt, Associate Corporate Counsel of the Company, in the form attached as Annex B hereto.
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     3. The Company hereby represents, warrants and covenants to the Trustee as follows:

     4. the Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Iowa and (ii) has full corporate power and authority to execute and deliver this Agreement, to carry out the transactions contemplated hereby, to own, lease and operate its assets and properties, and to carry on its business as now being conducted;

     5. this Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether considered in a proceeding at law or in equity);

     6. the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not violate
(i) the Company's Articles of Incorporation or By-laws, each as amended to date or, (ii) any provision of any agreement, instrument, order, award, judgment or decree to which the Company is a party or by which it or any of its businesses or properties are bound, or (iii) any statute, rule or regulation of any federal, state or local government or governmental agency applicable to the Company except in the case of subparagraphs (ii) or (iii) of this Section 3(c) for any such violations which either individually or in the aggregate do not have a material adverse effect on the business or properties of the Company and its subsidiaries taken as a whole;

     7. except for any necessary applications with The Nasdaq Stock Market with respect to any newly issued shares of Common Stock which may be issued upon conversion of the Series A Preferred Stock, no approval, authorization or other action by, or filing (other than such filings of the Company as may be necessary in connection with any registration for sale of the common stock that may be issuable upon conversion of the Series A Preferred Stock) with, any government authority is required to be obtained or made by the Company in connection with the execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby;

     8. the Certificate of Designations was filed with the Secretary of State effective June 21, 1994 prior to which the Series A Preferred Stock were duly and validly authorized and, when issued and delivered to and paid for by the Trustee pursuant to this Agreement, (i) will be validly issued, fully paid and nonassessable and not liable to any further call or assessment, (ii) the certificates representing the Series A Preferred Stock comply with the applicable requirements of Iowa law and (iii) the Trustee will acquire full right, title and interest in and to the Series A Preferred Stock free and clear of any and all liens, claims, charges and encumbrances (other than rights of participants in the Plan);

     9. the Company (i) has duly and validly authorized and reserved for issuance a sufficient number of shares of Common Stock, as may be issued, from time to time, upon conversion of the Series A Preferred Stock and (ii) such shares of Common Stock, when issued upon conversion of the Series A Preferred Stock in accordance with the Certificate of Designations, will be validly issued, fully paid and nonassessable and not liable to any further call or assessment and will not be subject to preemptive rights;

     10. the Plan has been duly authorized and established, and the Trust Agreement has been duly authorized, by all necessary corporate action on the part of the Company; the Plan constitutes in all material respects in form an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Code, Code Regulation Section 54.4975-11 and Section 407(d)(6) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"); and the Series A Preferred Stock constitutes a qualifying employer security within the meaning of
Section 4975(e)(8) of the Code; provided, however, that in making the representations contained in this Section 3(g) the Company has relied upon the correctness of the Trustee's representations contained in Section 4(h) of this Agreement;

     11. the Company's annual report on 10-K for the year ended December 31, 1995 and quarterly reports on 10-Q for the quarterly periods ended March 31, June 30 and September 30, 1996, on the respective dates filed with the Securities and Exchange Commission ("SEC"), conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended;

     12. no person or other entity is entitled to any fees or commissions due to the Company's actions in connection with the purchase and sale of the Series A Preferred Stock;

     13. the Company shall use its best efforts during the term of the Trust to cause the Plan to maintain its qualification as an employee stock ownership plan within the meaning of Section 4975 of the Code; and
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     14. the Company has  furnished  and will continue to furnish to the Trustee from time to time copies of all reports and financial statements which the Company shall send or make available to its public stockholders generally, all other written communications from the Company to public shareholders generally and each regular or periodic report, proxy statement, registration statement or prospectus, if any, filed by the Company with the SEC; and

     15.The Trustee represents and warrants to the Company as follows:

     16.the Trustee (i) is a duly organized and validly existing Massachusetts trust company in good standing as a trust company and with full power and authority to act as Trustee and exercise trust powers, including without limitation, the trust powers provided in and contemplated by the Trust Agreement, and (ii) has full corporate power and authority to execute and deliver this Agreement and to carry out the transactions contemplated hereby;

     17.this  Agreement has been duly authorized,  executed and delivered by the
Trustee and constitutes a valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether considered in a proceeding at law or in equity);

     18.the execution, delivery and performance of this Agreement by the Trustee and the consummation of the transactions contemplated hereby will not violate
(i) the Trustee's Corporate Charter or By-laws, each as amended to date, or (ii) any provision of any agreement, instrument, order, award, judgment or decree to which the Trustee is a party or by which it or any of its businesses or properties are bound or (iii) any statute, rule or regulation of any federal, state or local government or governmental agency applicable to the Trustee except in the case of subparagraphs (ii) or (iii) of this Section 4(c) for any such violations which either individually or in the aggregate do not have a material adverse effect on the business or properties of the Trustee; provided, however, that in making the representations contained in clause (iii) of this
Section 4(c), the Trustee has relied upon the correctness of (1) the Company's representations in Section 3(g), as limited by the proviso therein, and Section 3(i) of this Agreement and (2) the Committee's direction letter dated December 30, 1996;

     19.no approval, authorization or other action by, or filing with, any governmental authority is required to be obtained or made by the Trustee in connection with the execution, delivery and performance by the Trustee of this Agreement and the consummation of the transactions contemplated hereby;

     20.the Trustee is acquiring the Series A Preferred Stock on behalf of the Plan solely for investment purposes and not with a view to, or for sale in connection with, any distribution thereof; provided, however, that the Series A Preferred Stock will be allocated to the accounts of the participants in the Plan pursuant to the terms of the Plan and distributions may be made to participants and beneficiaries of the Plan in shares of Common Stock issuable upon conversion of the Series A Preferred Stock or payable upon redemption of the Series A Preferred Stock, including upon exercise of the rights set forth in
Section 7 of the Certificate of Designations, or in shares of Common Stock otherwise acquired by the Trustee pursuant to the terms of the Plan, it being understood that the Series A Preferred Stock are being sold to the Trustee pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon this representation and warranty;

     21.the purchase of the Series A Preferred Stock on the Delivery Date by the Trust for the Purchase Price is for not greater than "adequate consideration" as that phrase is defined in Section 3(18) of ERISA, and any proposed regulations thereunder, and will not constitute a prohibited transaction under Section 406 of ERISA or Section 4975(c) of the Code by reason of the exemptions set forth in
Section 408(e) of ERISA and Section 4975(d) (13) of the Code; provided that in making the representations contained in this Section 4(f), the Trustee has relied upon the correctness of the Company's representations contained in Sections 3(g), as limited by the proviso therein, and 3(i) of this Agreement as well as the Valuation Opinion;

     22.the Series A Preferred Stock purchased by the Trust have a conversion price which is reasonable as of the date hereof; provided, however, that in making the representations contained in this Section 4(g), the Trustee has relied upon the correctness of the Valuation Opinion; and

     23.no person or other entity is entitled to any commissions due to the Trustee's actions in connection with the purchase and sale of the Series A Preferred Stock.
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     24. The Trustee hereby (i)  acknowledges  that the Series A Preferred Stock purchased on behalf of the Trust pursuant to this Agreement may, by their terms, be issued only to the Trustee or a successor trustee acting on behalf of the Trust, (ii) acknowledges that the Trust Agreement provides that none of the Series A Preferred Stock shall be transferred in any manner to participants under the Plan but in lieu thereof shares of Common Stock shall be distributed to participants or transferred to the participants' Section 401(k) accounts pursuant to the terms of the Plan, (iii) acknowledges that the Certificate of Designations provides that any Series A Preferred Stock that are transferred, sold or otherwise disposed of by the Trustee shall be automatically, and without any action on the part of the Company, converted into shares of Common Stock, and (iv) agrees not to transfer, sell or otherwise dispose of any of the Series A Preferred Stock or other shares of Series A Preferred Stock or to attempt to do so, except in compliance with the Trust Agreement. Nothing contained in this
Section 5 shall be deemed to restrict the ability of the Trustee to convert shares of Series A Preferred Stock into shares of Common Stock or to require the Company to redeem shares of Series A Preferred Stock, in each case in accordance with the Certificate of Designations, or the ability of the Trustee to transfer, sell or otherwise dispose of shares of Common Stock of the Company issued upon conversion of shares of Series A Preferred Stock or upon a redemption of shares of Series A Preferred Stock.

     25. The Trustee understands that the certificate(s) representing the Series A Preferred Stock will bear the following legend and that a notation restricting their transfer will be made on the stock transfer books of the Company:

              The shares of Series A preferred stock represented by this certificate have not been registered under the Securities Act of 1933, as amended. Such shares of stock may not be sold, assigned, pledged or otherwise transferred in the absence of an effective registration statement under said Securities Act covering such transfer or an opinion of counsel satisfactory to the issuer that registration under said Securities Act is not required.

              The shares of stock represented by this certificate are subject to restrictions on transfer set forth in the Certificate of
              Designations relating to the Corporation's Series A ESOP Convertible Preferred Stock and in a Stock Purchase Agreement dated as of January 2, 1997. The Corporation will furnish a copy of such agreement to the holder of this certificate without charge upon written request.

    26. The Company has at its expense, prepared, filed, and obtained the effectiveness of, and will use its best efforts to cause to remain effective, a registration statement on an appropriate form, including a final prospectus (the "Registration Statement"), under and complying with the Securities Act and the rules and regulations thereunder, relating to the number of shares of the Company's Common Stock into which the Series A Preferred Stock are from time to time convertible or as are acquired upon a redemption or repurchase, including a redemption pursuant to the provisions of Section 7 of the Certificate of Designations, as shall be necessary, in the opinion of counsel to the Company, for the Trustee to carry out its responsibilities under the Plan and Trust Agreement. Whenever shares of Common Stock are so registered, the Company shall also use its best efforts to register or qualify such shares covered by the Registration Statement under the "blue sky" or securities laws of such jurisdictions within the United States as the Trustee may reasonably request; provided, however, that the Company shall not be required to consent to the general service of process for all purposes in any jurisdiction where it is not then qualified to do business.

   27. The Company agrees that it will use its best efforts to maintain the qualification of the Plan as an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Code.
   28. The representations, warranties and agreements in this Agreement shall survive the date hereof and the Delivery Date.
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   29. This Agreement  shall be governed by and construed in accordance with the laws of the State of Iowa applicable to contracts to be executed, delivered and performed in such state, to the extent not preempted by the laws of the United States of America. The parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the courts of the State of Iowa and the United States of America located in Polk County, Iowa for any actions, suits or proceedings arising out of or relating to this Agreement. This Agreement, the Plan and Trust Agreement (including documents referred to therein or delivered pursuant thereto) set forth the entire Agreement of the parties with respect to the subject matter contained herein and supersede all prior oral and written agreements, if any, between the parties with respect to such subject matter. This Agreement shall bind and inure to the benefit of all successors to, and assigns of, the parties hereto; provided, however, that the Trustee shall not assign or otherwise transfer its interest in, or obligations under, this Agreement without the written consent of the Company, except that the Trustee may assign, without the Company's written consent, all its rights hereunder to any institution exercising trust powers in connection with any such institution assuming the duties of a trustee under the Trust Agreement. In the event that any provision of this Agreement shall be declared unenforceable by a court of competent jurisdiction, such provision shall be stricken herefrom and the remainder of this Agreement shall remain binding on the parties hereto. In the event any such provision shall be so declared unenforceable due to its scope or breadth, then it shall be narrowed to the scope or breadth permitted by law.

  30. This Agreement may be executed in two counterparts, each of which shall be deemed an original, but each of which taken together shall constitute one and the same instrument.

  31. This Agreement may not be modified with respect to the obligations of a party hereto except by an instrument in writing signed by such party.


  32. The terms and provisions of the Trust Agreement relating to the nature of the responsibilities of the Trustee and the indemnification by the Company of the Trustee are incorporated herein by reference and made applicable to this Agreement.

  33. All notices, requests, or other communications required or permitted to be delivered hereunder shall be in writing, delivered to each party hereto at its address specified in the Trust Agreement and shall become effective as therein provided. Any party hereto may from time to time, by written notice given as aforesaid, designate any other address to which notices, requests or other communications addressed to it shall be sent.

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.

                                            ALLIED LIFE FINANCIAL CORPORATION


                                                  By /s/ Samuel J. Wells

                                                    Name Samual J. Wells

                                                    Title President


                                            STATE  STREET  BANK  AND
                                            TRUST COMPANY  solely in
                                            its  capacity as Trustee
                                            under the Plan and Trust
                                            Agreement   referred  to
                                            herein and not individually


                                                 By /s/ Mariann E. Sullivan

                                                   Name: Mariann E. Sullivan

                                                   Title: Vice President

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